Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 of Addus HomeCare Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Dirk Allison, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2020	BY:	/ S / R. DIRK ALLISON
R. Dirk Allison
President and Chief Executive Officer